Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended June 28, 2020
FREMONT, Calif., July 29, 2020 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended June 28, 2020 (the “June 2020 quarter”).
Highlights for the June 2020 quarter were as follows:

•	Revenue of $2.79 billion.

•	U.S. GAAP gross margin of 45.9%, U.S. GAAP operating income as a percentage of revenue of 27.1%, and U.S. GAAP diluted EPS of $4.73.

•	Non-GAAP gross margin of 46.1%, non-GAAP operating income as a percentage of revenue of 28.5%, and non-GAAP diluted EPS of $4.78.
Key Financial Data for the Quarters Ended
June 28, 2020 and March 29, 2020
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	June 2020	March 2020	Change Q/Q
Revenue	$2,791,864	$2,503,625	+12%
Gross margin as percentage of revenue	45.9%	46.6%	- 70 bps
Operating income as percentage of revenue	27.1%	27.7%	- 60 bps
Diluted EPS	$4.73	$3.88	+22%

Non-GAAP
	June 2020	March 2020	Change Q/Q
Revenue	$2,791,864	$2,503,625	+12%
Gross margin as percentage of revenue	46.1%	46.3%	- 20 bps
Operating income as percentage of revenue	28.5%	26.9%	+ 160 bps
Diluted EPS	$4.78	$3.98	+20%

U.S. GAAP Financial Results
For the June 2020 quarter, revenue was $2,792 million, gross margin was $1,280 million, or 45.9% of revenue, operating expenses were $525 million, operating income was 27.1% of revenue, and net income was $697 million, or $4.73 per diluted share on a U.S. GAAP basis. This compares to revenue of $2,504 million, gross margin of $1,167 million, or 46.6% of revenue, operating expenses of $473 million, operating income of 27.7% of revenue, and net income of $575 million, or $3.88 per diluted share, for the quarter ended March 29, 2020 (the “March 2020 quarter”).
Non-GAAP Financial Results
For the June 2020 quarter, non-GAAP gross margin was $1,288 million, or 46.1% of revenue, non-GAAP operating expenses were $493 million, non-GAAP operating income was 28.5% of revenue, and non-GAAP net income was $704 million, or $4.78 per diluted share. This compares to non-GAAP gross margin of $1,160 million, or 46.3% of revenue, non-GAAP operating expenses of $486 million, non-GAAP operating income of 26.9% of revenue, and non-GAAP net income of $590 million, or $3.98 per diluted share, for the March 2020 quarter.
“Lam delivered strong financial results in the June quarter despite tremendous global health, macroeconomic, and geopolitical uncertainty,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “This is a clear demonstration of our Company’s ability to adapt and execute in a period of unprecedented challenges. With an outlook for continued industry growth, we are in an excellent position to outperform as our investments in disruptive innovation and differentiated customer support gain momentum.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances increased to $7.0 billion at the end of the June 2020 quarter compared to $5.6 billion at the end of the March 2020 quarter. This increase was primarily the result of net proceeds of $1.97 billion on issuance of long-term debt and $813.0 million of cash generated from operating activities. These sources of cash were partially offset by the $1.25 billion repayment of borrowings from the Company's revolving credit facility and $167.7 million of dividends paid to stockholders.
Revenue
The geographic distribution of revenue during the June 2020 quarter is shown in the following table:

Region	Revenue
China	34%
Korea	32%
Taiwan	11%
Japan	8%
United States	7%
Southeast Asia	5%
Europe	3%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended			Twelve Months Ended
	June 28, 2020	March 29, 2020	June 30, 2019	June 28, 2020	June 30, 2019
	(In thousands)
Systems revenue	$1,865,249	$1,647,560	$1,570,373	$6,625,130	$6,451,104
Customer support-related revenue and other	926,615	856,065	790,774	3,419,606	3,202,455
	$2,791,864	$2,503,625	$2,361,147	$10,044,736	$9,653,559
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant product line.
Outlook
For the quarter ended September 27, 2020, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$3.1 Billion	+/-	$200 Million	—		$3.1 Billion	+/-	$200 Million
Gross margin as a percentage of revenue	46.4%	+/-	1%	$2	Million	46.5%	+/-	1%
Operating income as a percentage of revenue	29.0%	+/-	1%	$14	Million	29.5%	+/-	1%
Net income per diluted share	$5.06	+/-	$0.40	$13	Million	$5.15	+/-	$0.40
Diluted share count	147 Million			—		147 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2 million.

•	Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $14 million.

•
Net income per diluted share - amortization related to intangible assets acquired though business combinations, $14 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $13 million.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2020 and March 2020 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and income tax expense (benefit) of non-GAAP items. Additionally, the June 2020 quarter non-GAAP results exclude an adjustment to the previously recognized cumulative income tax benefit reversal associated with the Ninth Circuit decision to deny a rehearing of the Altera stock-based compensation case and the March 2020 quarter non-GAAP results exclude the income tax benefit on conclusion of certain tax matters related to a prior business combination.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our ability to adapt and execute, including during a period of challenges; our outlook for continued industry growth; our ability to gain momentum from our investments in disruptive innovation and differentiated customer support as well as whether our innovation will indeed be disruptive and our support differentiated in the future; the impact of the COVID-19 outbreak on our operations and financial results; macroeconomic conditions; the status of the industry supply chain; customer demand for our equipment; industry conditions; the long–term resiliency of the semiconductor industry; the relevance of our technology to our customers; our positioning within the industry; and our ability to outperform. Some factors that may affect these forward-looking statements include: the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 30, 2019, our quarterly reports on Form 10–Q for the fiscal quarters ended September 29, 2019, December 29, 2019 and March 29, 2020 and our Current Report on Form 8-K dated April 30, 2020. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 28, 2020	March 29, 2020	June 30, 2019	June 28, 2020	June 30, 2019
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$2,791,864	$2,503,625	$2,361,147	$10,044,736	$9,653,559
Cost of goods sold	1,511,532	1,336,618	1,280,256	5,436,043	5,295,100
Gross margin	1,280,332	1,167,007	1,080,891	4,608,693	4,358,459
Gross margin as a percent of revenue	45.9%	46.6%	45.8%	45.9%	45.1%
Research and development	338,810	307,914	295,578	1,252,412	1,191,320
Selling, general and administrative	185,800	164,979	168,228	682,479	702,407
Total operating expenses	524,610	472,893	463,806	1,934,891	1,893,727
Operating income	755,722	694,114	617,085	2,673,802	2,464,732
Operating income as a percent of revenue	27.1%	27.7%	26.1%	26.6%	25.5%
Other expense, net	(7,553)	(64,619)	(7,667)	(98,824)	(18,161)
Income before income taxes	748,169	629,495	609,418	2,574,978	2,446,571
Income tax expense	(51,496)	(54,714)	(67,593)	(323,225)	(255,141)
Net income	$696,673	$574,781	$541,825	$2,251,753	$2,191,430
Net income per share:
Basic	$4.79	$3.96	$3.66	$15.55	$14.37
Diluted	$4.73	$3.88	$3.51	$15.10	$13.70
Number of shares used in per share calculations:
Basic	145,295	145,301	148,131	144,814	152,478
Diluted	147,416	148,165	154,474	149,090	159,915
Cash dividend declared per common share	$1.15	$1.15	$1.10	$4.60	$4.40

(1)	Derived from audited financial statements.

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 28, 2020	March 29, 2020	June 30, 2019
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$4,915,172	$3,961,586	$3,658,219
Investments	1,795,080	1,431,550	1,772,984
Accounts receivable, net	2,097,099	2,191,070	1,455,522
Inventories	1,900,024	1,674,740	1,540,140
Prepaid expenses and other current assets	146,160	149,839	133,544
Total current assets	10,853,535	9,408,785	8,560,409
Property and equipment, net	1,071,499	1,048,619	1,059,077
Restricted cash and investments	253,911	254,155	255,177
Goodwill and intangible assets	1,652,968	1,666,732	1,701,547
Other assets	727,134	560,344	425,123
Total assets	$14,559,047	$12,938,635	$12,001,333
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$839,877	$42,407	$667,131
Other current liabilities	2,322,565	2,063,254	1,704,519
Total current liabilities	3,162,442	2,105,661	2,371,650
Long-term debt and finance lease obligations	4,970,848	5,043,931	3,822,768
Income taxes payable	909,709	889,287	892,790
Other long-term liabilities	332,559	350,603	190,821
Total liabilities	9,375,558	8,389,482	7,278,029
Temporary equity, convertible notes	10,995	11,546	49,439
Stockholders’ equity (2)	5,172,494	4,537,607	4,673,865
Total liabilities and stockholders’ equity	$14,559,047	$12,938,635	$12,001,333

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 145,331 as of June 28, 2020, 145,156 as of March 29, 2020, and 144,433 as of June 30, 2019.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	June 28, 2020	March 29, 2020	June 30, 2019	June 28, 2020	June 30, 2019
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	696,673	574,781	541,825	2,251,753	2,191,430
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	71,083	67,248	65,408	268,525	309,281
Deferred income taxes	(92,293)	—	70,125	(17,777)	(4,980)
Equity-based compensation expense	53,153	47,414	44,845	189,197	187,234
Amortization of note discounts and issuance costs	1,329	1,361	2,206	5,940	7,343
Other, net	(10,822)	7,811	(5,173)	688	(5,819)
Changes in operating assets and liabilities	93,925	(157,187)	161,251	(571,875)	491,524
Net cash provided by operating activities	813,048	541,428	880,487	2,126,451	3,176,013
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(50,554)	(51,375)	(65,948)	(203,239)	(303,491)
Net (purchase) sale of available-for-sale securities	(354,350)	211,159	(555,468)	(15,000)	(1,326,208)
Other, net	(25,305)	9,988	(2,067)	(25,845)	(7,355)
Net cash (used for) provided by investing activities	(430,209)	169,772	(623,483)	(244,084)	(1,637,054)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt, net of issuance costs	1,974,651	—	—	1,974,651	2,476,720
Principal payments on debt	(2,948)	(617,637)	(1,157)	(667,537)	(117,653)
Net repayments from issuance of commercial paper	—	—	(300,000)	—	(361,754)
Proceeds from borrowings on revolving credit facility	—	1,250,000	—	1,250,000	—
Repayments of borrowings on revolving credit facility	(1,250,000)	—	—	(1,250,000)	—
Treasury stock purchases	(41,017)	(245,433)	(1,108,560)	(1,369,649)	(3,780,611)
Dividends paid	(167,739)	(163,510)	(164,874)	(656,838)	(678,348)
Reissuance of treasury stock related to employee stock purchase plan	46,992	—	45,041	85,439	77,961
Proceeds from issuance of common stock	1,869	1,714	1,694	8,084	6,813
Other, net	1,592	328	—	1,920	(13,208)
Net cash provided by (used for) financing activities	563,400	225,462	(1,527,856)	(623,930)	(2,390,080)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	7,103	(10,715)	(3,137)	(2,750)	(4,041)
Net increase (decrease) in cash, cash equivalents, and restricted cash	953,342	925,947	(1,273,989)	1,255,687	(855,162)
Cash, cash equivalents, and restricted cash at beginning of period	4,215,741	3,289,794	5,187,385	3,913,396	4,768,558
Cash, cash equivalents, and restricted cash at end of period	$5,169,083	$4,215,741	$3,913,396	$5,169,083	$3,913,396

(1)	Derived from audited financial statements.

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	June 28, 2020	March 29, 2020
Revenue	$2,791,864	$2,503,625
Gross margin	$1,288,339	$1,159,981
Gross margin as percentage of revenue	46.1%	46.3%
Operating expenses	$493,115	$486,494
Operating income	$795,224	$673,487
Operating income as a percentage of revenue	28.5%	26.9%
Net income	$704,456	$590,359
Net income per diluted share	$4.78	$3.98
Shares used in per share calculation - diluted	147,416	148,165
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 28, 2020	March 29, 2020
U.S. GAAP net income	$696,673	$574,781
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,627	1,627
Loss (gain) on elective deferred compensation ("EDC") - related liability - cost of goods sold	6,380	(8,653)
Loss (gain) on EDC - related liability - research and development	11,483	(15,575)
Amortization related to intangible assets acquired through certain business combinations -selling, general and administrative	12,357	12,357
Loss (gain) on EDC - related liability - selling, general and administrative	7,655	(10,383)
Amortization of note discounts - other expense, net	935	953
(Gain) loss on EDC - related asset - other expense, net	(26,135)	33,828
Net income tax (benefit) expense on non-GAAP items	(5,698)	1,700
Adjustment to cumulative income tax benefit reversal due to a court ruling	(821)	—
Income tax benefit on the conclusion of certain tax matters	—	(276)
Non-GAAP net income	$704,456	$590,359
Non-GAAP net income per diluted share	$4.78	$3.98
U.S. GAAP net income per diluted share	$4.73	$3.88
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	147,416	148,165

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	June 28, 2020	March 29, 2020
U.S. GAAP gross margin	$1,280,332	$1,167,007
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,627	1,627
Loss (gain) on EDC-related liability	6,380	(8,653)
Non-GAAP gross margin	$1,288,339	$1,159,981
U.S. GAAP gross margin as a percentage of revenue	45.9%	46.6%
Non-GAAP gross margin as a percentage of revenue	46.1%	46.3%
U.S. GAAP operating expenses	$524,610	$472,893
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
(Loss) gain on EDC-related liability	(19,138)	25,958
Non-GAAP operating expenses	$493,115	$486,494
U.S. GAAP operating income	$755,722	$694,114
Non-GAAP operating income	$795,224	$673,487
U.S. GAAP operating income as percent of revenue	27.1%	27.7%
Non-GAAP operating income as a percent of revenue	28.5%	26.9%

Lam Research Corporation Contact:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com